Inventories (Detail) In Thousands	Mar. 31, 2011 USD ($)	Mar. 31, 2011 JPY (¥)	Mar. 31, 2010 JPY (¥)
Schedule of Inventory [Line Items]
Finished goods	$ 474,768	¥ 39,477,000	¥ 28,323,000
Raw materials	280,253	23,303,000	19,428,000
Work in process	281,479	23,405,000	17,995,000
Project in progress	13,325	1,108,000	653,000
Supplies and other	37,090	3,084,000	3,104,000
Inventory, Net, Total	$ 1,086,915	¥ 90,377,000	¥ 69,503,000